UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 13, 2020

Superconductor Technologies Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9101 Wall Street, Suite 1300, Austin TX	78754
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 334-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SCON	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On January 13, 2020, the Company submitted a written request for a hearing before a Nasdaq Hearings Panel (the “Panel”) to appeal the determination of the staff of the Nasdaq Listing Qualifications Department (the “Staff”) relating to the previously disclosed Nasdaq Letter. The hearing before the Panel has been scheduled for February 27, 2020. The hearing request will stay any delisting action by Nasdaq of the Company’s common stock at least until the Panel renders a decision in this matter. At the hearing, the Company will have the opportunity to outline its plan to regain compliance with the Bid Price Requirement and the Stockholders’ Equity Requirement (each discussed below). There can be no assurance that the Panel will accept the Company’s compliance plan.

As previously disclosed, on January 7, 2020, the Company received a letter (the “Nasdaq Letter”) from the Staff notifying the Company that the Company has not regained compliance with the minimum bid price requirement set forth in NASDAQ Listing Rule 5550(a)(2) (the “Bid Price Requirement) by January 6, 2020, the 180 calendar day period previously provided in the letter received from the Staff on July 9, 2019 to regain compliance. The letter also confirmed that the Company is not eligible for a second 180 day period to regain compliance due to the Company not satisfying the Stockholders’ Equity Requirement.

As previously disclosed, on December 2, 2019, the Company was notified by the Staff that the Company did not meet the minimum of $2,500,000 in stockholders’ equity required by Listing Rule 5550(b)(1) for continued listing (the “Stockholders’ Equity Requirement) nor did it meet the alternative requirements based on market value of listed securities or net income from continuing operations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Superconductor Technologies Inc.

Dated: January 15, 2020	By:	/s/ WILLIAM J. BUCHANAN
William J. Buchanan
Vice President and Chief Financial Officer

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